[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-2
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/99
                                                 PREVIOUS DISTRIBUTION: 10/25/99
                                                     DISTRIBUTION DATE: 11/26/99

====================================================================================================================================
                                        Original         Beginning                                                      Ending
                       Certificate     Certificate      Certificate                                     Total         Certificate
  Class       Cusip       Rate           Balance          Balance        Interest       Principal    Distribution       Balance
------------------------------------------------------------------------------------------------------------------------------------
   A-1      35729BAB7    7.2800%      79,823,236.00    75,302,377.98     456,834.43      634,270.80   1,091,105.23    74,668,107.18
Factors per
 Thousand                                                                5.72307580      7.94594196    13.66901775     935.41819302
------------------------------------------------------------------------------------------------------------------------------------
   A-2      35729BAC5    5.6775%     342,523,735.00   324,849,169.45   1,588,174.05    5,312,573.94   6,900,747.99   319,536,595.51
Factors per
 Thousand                                                                4.63668321     15.51008995    20.14677316     932.88891501
------------------------------------------------------------------------------------------------------------------------------------
   A-3      35729BAD3    5.7275%      73,145,197.00    68,609,285.41     338,381.95    1,066,105.70   1,404,487.65    67,543,179.71
Factors per
 Thousand                                                                4.62616773     14.57519760    19.20136533     923.41236992
------------------------------------------------------------------------------------------------------------------------------------
    R                    0.0000%               0.00             0.00           0.00            0.00           0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
  TOTALS                             495,492,168.00   468,760,832.84   2,383,390.43    7,012,950.44   9,396,340.87   461,747,882.40
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-2
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/99
                                                 PREVIOUS DISTRIBUTION: 10/25/99
                                                     DISTRIBUTION DATE: 11/26/99

====================================================================================================================================
                                                       POOL 1

                  SCHEDULE OF REMITTANCE                                              POOL INFORMATION

Available Collection Amount                1,135,184.65       Aggregate Beginning Balance of Loans              75,936,539.06
(Trust Fees and Expenses)                    (44,079.42)      Aggregate Ending Balance of Loans                 75,505,610.12
Available Payment Amount                   1,091,105.23       Interest Carry-Forward                                     0.00
Regular Payment                              887,763.37       Loan Count                                                  913
Excess Spread                                203,341.86       Overcollateralization Amount                         837,502.94
                                         --------------       Overcollateralization Deficiency Amount            2,155,868.41
                                                              Overcollateralization Deficit Amount                       0.00
                                                              Overcollateralization Reduction Amount                     0.00
FEES                                                          Overcollateralization Target Amount                2,993,371.35
----                                                          Prepayment Penalties                                  64,398.10
Servicer Fee                                  22,148.16       Principal Prepayments                                373,825.69
Master Servicer Fee                            9,492.07       Scheduled Principal                                   57,103.25
Indenture Trustee Fee                            516.32       Securities Insurer Reimbursement                           0.00
Guaranty Insurance Premium                    11,922.88       Weighted Average Home Loan Interest Rate (WAC)         10.1121%
                                         --------------       Weighted Average Maturity (WAM)                          279.51
TOTAL FEES                                    44,079.42

                                                                                     AGGREGATE INFORMATION
                                                              Annual Loss Percentage                                  0.0000%
                                                              OC Trigger Increase Event?                                   No
                                                              Realized Losses - Cumulative                               0.00
                                                              Realized Losses %                                       0.0000%
                                                              Three Month Average Delinquency                         1.8770%


====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-2
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/99
                                                 PREVIOUS DISTRIBUTION: 10/25/99
                                                     DISTRIBUTION DATE: 11/26/99

====================================================================================================================================
                                                         POOL 2
                  SCHEDULE OF REMITTANCE                                               POOL INFORMATION

Available Collection Amount                  7,091,284.39       Aggregate Beginning Balance of Loans             329,311,621.70
(Trust Fees and Expenses)                     (190,536.40)      Aggregate Ending Balance of Loans                324,979,888.40
Available Payment Amount                     6,900,747.99       Interest Carry-Forward                                     0.00
Regular Payment                              5,919,907.38       Loan Count                                                3,201
Excess Spread                                  980,840.61       Overcollateralization Amount                       5,443,292.89
                                           --------------       Overcollateralization Deficiency Amount            9,970,275.18
                                                                Overcollateralization Deficit Amount                       0.00
                                                                Overcollateralization Reduction Amount                     0.00
FEES                                                            Overcollateralization Target Amount               15,413,568.08
----                                                            Prepayment Penalties                                   6,015.91
Servicer Fee                                    96,049.22       Principal Prepayments                              4,174,201.36
Master Servicer Fee                             41,163.95       Scheduled Principal                                  157,531.97
Indenture Trustee Fee                            1,888.77       Securities Insurer Reimbursement                           0.00
Guaranty Insurance Premium                      51,434.45       Spread Squeeze %                                        3.5741%
                                           --------------       Weighted Average Home Loan Interest Rate (WAC)         10.0292%
TOTAL FEES                                     190,536.40       Weighted Average Maturity (WAM)                          352.74


====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-2
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/99
                                                 PREVIOUS DISTRIBUTION: 10/25/99
                                                     DISTRIBUTION DATE: 11/26/99

====================================================================================================================================
                                                       POOL 3
                  SCHEDULE OF REMITTANCE                                                  POOL INFORMATION

Available Collection Amount                1,444,742.83        Aggregate Beginning Balance of Loans               69,386,858.14
(Trust Fees and Expenses)                    (40,255.17)       Aggregate Ending Balance of Loans                  68,503,557.26
Available Payment Amount                   1,404,487.66        Interest Carry-Forward                                      0.00
Regular Payment                            1,221,682.83        Loan Count                                                   231
Excess Spread                                182,804.83        Overcollateralization Amount                          960,377.55
                                          -------------        Overcollateralization Deficiency Amount             2,331,156.31
                                                               Overcollateralization Deficit Amount                        0.00
                                                               Overcollateralization Reduction Amount                      0.00
FEES                                                           Overcollateralization Target Amount                 3,291,533.87
----                                                           Prepayment Penalties                                   12,355.43
Servicer Fee                                  20,237.83        Principal Prepayments                               1,672.309.47
Master Servicer Fee                            8,673.36        Scheduled Principal                                    36,700.79
Indenture Trustee Fee                            480.85        Securities Insurer Reimbursement                            0.00
Guaranty Insurance Premium                    10,863.14        Spread Squeeze %                                         3.1615%
                                          -------------        Weighted Average Home Loan Interest Rate (WAC)           9.4991%
TOTAL FEES                                    40,255.17        Weighted Average Maturity (WAM)                           352.96

====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-2
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/99
                                                 PREVIOUS DISTRIBUTION: 10/25/99
                                                     DISTRIBUTION DATE: 11/26/99

====================================================================================================================================
                                                            POOL 1


---------------------------------     ----------------------------------------------------------------------------------------
Aggregate Ending Balance of Loans          DELINQUENT INFOR.       # LOANS                 AMOUNT                     %
---------------------------------     ----------------------------------------------------------------------------------------
$                   75,505.610.12     Delinquent 30-59 Days          16                  702,527.90               0.930431%
---------------------------------     Delinquent 60-89 Days           8                  807,739.28               1.069774%
                                      Delinquent 90+ Days            14                1,207,802.73               1.599620%
                                      REO                             0                        0.00               0.000000%
                                      Loans in Foreclosure           14                  963,806.58               1.276470%
                                      Loans in Bankruptcy             4                  358,854.73               0.475269%
                                      ----------------------------------------------------------------------------------------
                                                 TOTAL               56                4,040,731.22               5.351564%
                                      ----------------------------------------------------------------------------------------



                                      ----------------------------------------------------------------------------------------
                                           OTHER INFORMATION       # LOANS                 AMOUNT                 CUMULATIVE
                                      ----------------------------------------------------------------------------------------
                                      Defaulted Home Loans            3                  229,140.40             1,128,918.30
                                      Liquidated Home Loans           0                        0.00                     0.00
                                      Deleted Home Loans              0                        0.00                     0.00
                                      Net Loan Losses                 0                        0.00                     0.00
                                      ----------------------------------------------------------------------------------------

====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-2
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/99
                                                 PREVIOUS DISTRIBUTION: 10/25/99
                                                     DISTRIBUTION DATE: 11/26/99

====================================================================================================================================
                                                            POOL 2


---------------------------------    ----------------------------------------------------------------------------------------------
Aggregate Ending Balance of Loans        DELINQUENT INFOR.              # LOANS                  AMOUNT                     %
---------------------------------    ----------------------------------------------------------------------------------------------
$                  324,979,888.40    Delinquent 30-59 Days                 21                 2,011,828.47              0.619062%
---------------------------------    Delinquent 60-89 Days                 20                 1,407,137.91              0.432992%
                                     Delinquent 90+ Days                   67                 6,217,041.87              1.913054%
                                     REO                                    2                   188,919.65              0.058133%
                                     Loans in Foreclosure                  51                 4,295,037.59              1.321632%
                                     Loans in Bankruptcy                   18                 1,819,062.55              0.559746%
                                     ----------------------------------------------------------------------------------------------
                                                TOTAL                     179                15,939,028.04              4.904620%
                                     ----------------------------------------------------------------------------------------------



                                     ----------------------------------------------------------------------------------------------
                                         OTHER INFORMATION              # LOANS                  AMOUNT                 CUMULATIVE
                                     ----------------------------------------------------------------------------------------------
                                     Defaulted Home Loans                 13                 1,198,999.48             4,085,362.61
                                     Liquidated Home Loans                 0                         0.00                     0.00
                                     Deleted Home Loans                    0                         0.00                     0.00
                                     Net Loan Losses                       0                         0.00                     0.00
                                     ----------------------------------------------------------------------------------------------


====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-2
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/99
                                                 PREVIOUS DISTRIBUTION: 10/25/99
                                                     DISTRIBUTION DATE: 11/26/99

====================================================================================================================================
                                                            POOL 3


---------------------------------    ---------------------------------------------------------------------------------------------
Aggregate Ending Balance of Loans        DELINQUENT INFOR.              # LOANS               AMOUNT                        %
---------------------------------    ---------------------------------------------------------------------------------------------
$                   68,503,557.26    Delinquent 30-59 Days                 2                648,836.43                  0.947157%
---------------------------------    Delinquent 60-89 Days                 0                      0.00                  0.000000%
                                     Delinquent 90+ Days                   2                519,433.69                  0.758258%
                                     REO                                   0                      0.00                  0.000000%
                                     Loans in Foreclosure                  1                274,500.00                  0.400709%
                                     Loans in Bankruptcy                   1                251,302.35                  0.366844%
                                     ---------------------------------------------------------------------------------------------
                                                TOTAL                      6              1,694,071.47                  2.472969%
                                     ---------------------------------------------------------------------------------------------



                                     ---------------------------------------------------------------------------------------------
                                         OTHER INFORMATION              # LOANS                  AMOUNT                CUMULATIVE
                                     ---------------------------------------------------------------------------------------------
                                     Defaulted Home Loans                  1                274,500.00              274,500.00
                                     Liquidated Home Loans                 0                      0.00                    0.00
                                     Deleted Home Loans                    0                      0.00                    0.00
                                     Net Loan Losses                       0                      0.00                    0.00
                                     ---------------------------------------------------------------------------------------------



====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
230 South Tryon Street, 9th Floor                            PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039